UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2014

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 2, 2014, First South Bank, the wholly-owned subsidiary of First South Bancorp, Inc. (the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) with Bank of America, N.A. for the acquisition of nine branches located in North Carolina. The nine branches currently have deposit totals of approximately $261.4 million. A copy of the press release describing this transaction is attached to this filing as Exhibit 99.1. Subject to regulatory approval and the satisfaction of customary closing conditions, the transaction is expected to close in the fourth quarter of 2014.

The foregoing description of the agreements relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On September 3, 2014, the Company issued a press release relating to the branch acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibit is filed or furnished herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Exhibit 99.1 – Press Release dated September 3, 2014
99.2	Purchase and Assumption Agreement dated as of September 2, 2014, between Bank of America, N.A. and First South Bank*

_______________

*	The exhibits and schedules to the Purchase and Assumption Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted exhibits and schedules is contained in the Purchase and Assumption Agreement. The Company agrees to furnish a copy of any omitted exhibits or schedules to the Securities and Exchange Commissioner upon request.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc.
(Registrant)

Date: September 3, 2014	By: /s/ Scott C. McLean
Scott C. McLean
Executive Vice President
Chief Financial Officer